EXHIBIT 23.1




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 11, 2002 with respect to the consolidated financial statements and schedule included in this Form 10-K, into QuadraMed's previously filed Registration Statements on Form S-8 (File No. 333-16385, File No. 333-35937, File No. 333-56171, and File No. 333-75945).




                                                      -s-
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                                              PISENTI AND BRINKER LLP

Santa Rosa, California
March 29, 2002